UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 6, 2025

ALPHABET INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37580	61-1767919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Amphitheatre Parkway

Mountain View, CA 94043

(Address of principal executive offices, including zip code)

(650) 253-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	GOOGL	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Class C Capital Stock, $0.001 par value	GOOG	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
2.500% Senior Notes due 2029	—	Nasdaq Stock Market LLC
3.000% Senior Notes due 2033	—	Nasdaq Stock Market LLC
3.375% Senior Notes due 2037	—	Nasdaq Stock Market LLC
3.875% Senior Notes due 2045	—	Nasdaq Stock Market LLC
4.000% Senior Notes due 2054	—	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Alphabet Inc. Euro and U.S. Dollar Senior Notes Offering

On November 6, 2025, Alphabet Inc. (“Alphabet”) closed its concurrent underwritten public offerings of $17.5 billion aggregate principal amount of U.S. dollar-denominated senior notes (the “U.S. Notes”) and €6.5 billion aggregate principal amount of euro-denominated senior notes (the “Euro Notes” and, collectively with the U.S. Notes, the “Notes”) pursuant to Alphabet’s registration statement on Form S-3 (File No. 333-286752). The Notes were issued pursuant to an Indenture (the “Indenture”), dated as of February 12, 2016, between Alphabet and The Bank of New York Mellon Trust Company, N.A., as trustee.

The Euro Notes consist of €1,000,000,000 aggregate principal amount of 2.375% notes due 2028, €1,000,000,000 aggregate principal amount of 2.875% notes due 2031, €1,000,000,000 aggregate principal amount of 3.125% notes due 2034, €1,000,000,000 aggregate principal amount of 3.500% notes due 2038, €1,250,000,000 aggregate principal amount of 4.000% notes due 2044 and €1,250,000,000 aggregate principal amount of 4.375% notes due 2064.

The U.S. Notes consist of $500,000,000 aggregate principal amount of floating rate notes due 2028, $1,000,000,000 aggregate principal amount of 3.875% notes due 2028, $2,500,000,000 aggregate principal amount of 4.100% notes due 2030, $1,250,000,000 aggregate principal amount of 4.375% notes due 2032, $3,500,000,000 aggregate principal amount of 4.700% notes due 2035, $2,000,000,000 aggregate principal amount of 5.350% notes due 2045, $4,000,000,000 aggregate principal amount of 5.450% notes due 2055 and $2,750,000,000 aggregate principal amount of 5.700% notes due 2075.

The foregoing description of the Indenture is qualified in its entirety by the terms of such agreement, which is filed hereto as Exhibit 4.1 and incorporated herein by reference. The foregoing descriptions of the Notes is qualified in its entirety by reference to the full text of the respective forms of the Notes filed as Exhibits 4.2-4.15 hereto and each is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

4.1	Indenture, dated February 12, 2016, between Alphabet Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.3 of Alphabet Inc.’s Registration Statement on Form S-3 filed on February 12, 2016 (File No. 333-209510)

4.2	Form of Global Note representing the Registrant’s 2.375% notes due 2028

4.3	Form of Global Note representing the Registrant’s 2.875% notes due 2031

4.4	Form of Global Note representing the Registrant’s 3.125% notes due 2034

4.5	Form of Global Note representing the Registrant’s 3.500% notes due 2038

4.6	Form of Global Note representing the Registrant’s 4.000% notes due 2044

4.7	Form of Global Note representing the Registrant’s 4.375% notes due 2064

4.8	Form of Global Note representing the Registrant’s floating rate notes due 2028

4.9	Form of Global Note representing the Registrant’s 3.875% notes due 2028

4.10	Form of Global Note representing the Registrant’s 4.100% notes due 2030

4.11	Form of Global Note representing the Registrant’s 4.375% notes due 2032

4.12	Form of Global Note representing the Registrant’s 4.700% notes due 2035

4.13	Form of Global Note representing the Registrant’s 5.350% notes due 2045

4.14	Form of Global Note representing the Registrant’s 5.450% notes due 2055

4.15	Form of Global Note representing the Registrant’s 5.700% notes due 2075

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP with respect to the Euro Notes

5.2	Opinion of Cleary Gottlieb Steen & Hamilton LLP with respect to the U.S Notes

23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1)

23.2	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.2)

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHABET INC.

Date: November 6, 2025	/S/ ANAT ASHKENAZI
Anat Ashkenazi
Senior Vice President, Chief Financial Officer